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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 333-66720) of Lionbridge Technologies, Inc. of our report dated January 28, 2002, except as to Note 16 which is as of March 29, 2002, relating to the financial statements, which appears in this Form 10-K.


/s/ PricewaterhouseCoopers LLP
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Boston, Massachusetts
March 29, 2002